Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2006

Prospect Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 525
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On May 25, 2006 we issued a press release announcing that Prospect Medical Holdings, Inc. is scheduled to make a presentation at the Friedman, Billings, Ramsey & Co. 2006 Growth Investor Conference on Thursday, June 1, 2006 at 9:00 a.m. Eastern Time. Information about how investors can access the live presentation is set forth in the press release, a copy of which has been filed as Exhibit 99.1 to this report. A copy of the slide presentation that will be presented has been filed as Exhibit 99.2 to this report.

The information contained in this report, including exhibits, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report and furnishing this information, we make no admission as to the materiality of any information in this report.

Cautionary Statements Regarding Presentation

The presentation in Exhibit 99.2 contains estimates and other forward-looking statements (i.e., statements which are not historical facts) which are based on assumptions that we believe, as of the date hereof, are reasonable. However, there will inevitably be differences between such forward-looking statements and our actual results because events and circumstances frequently do not occur as expected, and those differences may be material. Consequently, there can be no assurance that any of the forward-looking statements will come to pass. You are cautioned not to place undue reliance on the forward-looking statements as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, many of which are beyond our control, and which may cause actual results to differ materially from the views, beliefs and estimates expressed in the presentation. Some factors that may affect the accuracy of the forward-looking statements include those outlined in our annual report on Form 10-K for the year ended September 30, 2005 and our quarterly report on Form 10-Q for the period ended March 31, 2006.

While we may elect to update the estimates and other forward-looking statements in the future, we specifically disclaim any obligation to do so, even if our estimates or forecasts change.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit Number	Description

99.1	Press release of Prospect Medical Holdings, Inc. dated May 25, 2006.

99.2	Text of slide presentation of Prospect Medical Holdings, Inc. to be presented at the Friedman, Billings, Ramsey & Co. 2006 Growth Investor Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: May 25, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Prospect Medical Holdings, Inc. dated May 25, 2006.

99.2	Text of slide presentation of Prospect Medical Holdings, Inc. to be presented at the Friedman, Billings, Ramsey & Co. 2006 Growth Investor Conference.